Exhibit 99.02

                                              UNITED STATES BANKRUPTCY COURT
                                                    DISTRICT OF NEVADA

In re: Mid-Power Resource Corporation                         Case No.            BK-S 03-10877

                                                              CHAPTER 11
                                                              MONTHLY OPERATING REPORT
                                                              (GENERAL BUSINESS CASE)

                                               SUMMARY OF FINANCIAL STATUS
       MONTH ENDED:       Mar-03                           PETITION DATE:            01/24/03
1.     Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
       Dollars reported i$1

2.     Asset and Liability Structure                       End of Current Month    End of Prior Month      As of Petition Filing
       a.  Current Assets                                            $75,252         $80,865
       b.  Total Assets *                                        $34,683,646     $46,120,606                   $46,108,938
       c.  Current Liabilities                                       $10,977          $6,877                       $16,088
       d.  Total Liabilities                                      $4,081,517        $4,078,686                  $4,073,070

3.     Statement of Cash Receipts & Disbursements for Month  Current Month         Prior Month                   Cumulative
                                                                                                               (Case to Date)
       a.  Total Receipts                                               $369         $33,811                          $369
       b.  Total Disbursements                                        $5,981          $8,300                        $5,981
       c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)($5,612)        $25,511                       ($5,612)
       d.  Cash Balance Beginning of Month                           $25,562           $51                         $25,562
       e.  Cash Balance End of Month (c + d)                         $19,950         $25,562                       $19,950

                                                             Current Month         Prior Month                   Cumulative
                                                                                                               (Case to Date)
4.     Profit/(Loss) from the Statement of Operations           ($11,442,338)        $14,938                  ($11,427,400)
5.     Account Receivables (Pre and Post Petition)                   $32,203         $32,203
6.     Post-Petition Liabilities                                     $10,977          $6,877
7.     Past Due Post-Petition Account Payables (over 30 days)             $0            $0

At the end of this reporting month:                                                                   Yes               No
8.     Have any payments been made on pre-petition debt, other than payments in the normal                              X
       course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)
9.     Have any payments been made to professionals?  (if yes, attach listing including date of                         X
       payment, amount of payment and name of payee)
10.    If the answer is yes to 8 or 9, were all such payments approved by the court?
11.    Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                            X
       attach listing including date of payment, amount and reason for payment, and name of payee)
12.    Is the estate insured for replacement cost of assets and for general liability?                  X
13.    Are a plan and disclosure statement on file?                                                                     X
14.    Was there any post-petition borrowing during this reporting period?                                              X

15.    Check if paid: Post-petition taxes: [X]       U.S. Trustee Quarterly Fees [ ]; Check if filing is current for: Post-petition
       tax reporting and tax returnx:      [X].
       (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

*  The March monthly operating reports reflect the decision to impair the value of the Clear Creek property.  Since these reports were prepared as of 3/31/03, they do not reflect the results of the settlement agreement reached with Edward Mike Davis, which was approved by the Bankruptcy Court on April 9, 2003. For a discussion of the full effects of the settlement agreement, see Mid-Power's current event report on Form 8-K filed April 21, 2003.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.


Date: 05-01-03                                                   /s/  James W. Scott
                                                           ----------------------------------------------------------------
                                                           Responsible Individual

                                                     STATEMENT OF OPERATIONS
                                                     (General Business Case)
                                 For the Period January 24 (bankruptcy filing) - March 31, 2003



                             Current Month
-------------------------------------------------------------
      Actual       Forecast        Variance                                                                 Cumulative    Next Month
                                                                                                           (Case to Date)  Forecast
                                                             Revenues:
          $85        85.00             $0             1   Gross Sales                                          24,421            85
            -            -              -             2   less: Sales Returns & Allowances                          -             -
           85           85              0             3   Net Sales                                            24,421            85
            -                           -             4   less: Cost of Goods Sold (Sched. 'B')                     -
           85           85              0             5   Gross Profit                                         24,421            85
       33,465            -         33,465             6   Interest                                             33,465             -
            -            -              -             7   Other Income:                                             -             -
            -            -              -             8                                                             -             -
            -            -              -             9                                                             -             -
       33,550           85         33,465            10       Total Revenues                                   57,886            85
                                                        Expenses:
            -            -              -            11   Compensation to Owner(s)/Officer(s)                       -             -
            -            -              -      0%    12   Salaries                                                  -             -
            -            -              -      0%    13   Commissions                                               -             -
            -            -              -      0%    14   Contract Labor                                            -             -
            -            -              -      0%    15   Rent/Lease:                                               -             -
                                                              Personal Property
            -            -              -      0%    16       Real Property                                         -             -
            -           50             50    100%    17   Insurance                                                 -            50
            -            -              -      0%    18   Management Fees                                           -             -
       40,712            -        (40,712)     0%    19   Depreciation and Depletion                           40,712             -
            -            -              -      0%    20   Taxes:                                                    -             -
                                                              Employer Payroll Taxes
            -            -              -      0%    21       Real Property Taxes                                   -             -
            -            -              -      0%    22       Other Taxes                                           -             -
            -            -              -      0%    23   Other Selling                                             -             -
          (40)         100            140    140%    24   Other Administrative                                     65           100
          480          484              4      1%    25   Interest                                                970           475
                                        -      0%    26   Other Expenses:
        5,381        3,989         (1,392)   -35%    27 Production Expenses                                    11,864         3,989
          898       12,500         11,602     93%    28 Maintenance - Wells and Roads                             898        14,167
            -                           -      0%    29 Legal fees - Davis Lawsuit                              2,320             0
        1,560        1,560              -      0%    30 Ordinary Course Professionals                           1,560         4,000
   11,426,647            -    (11,426,647)     0%    31 Impairment Loss - Clear Creek                      11,426,647             -
                                        -      0%    32
                                        -      0%    33
                                        -      0%    34

   11,475,638       18,683    (11,456,955)           35       Total Expenses                               11,485,036        22,781
  (11,442,088)     (18,598)   (11,423,490)           36 Subtotal                                          (11,427,150)      (22,696)
                                        -            37 Reorganization Items:
                                                          Professional Fees
                                        -            38   Provisions for Rejected Executory Contracts
                                        -            39   Interest Earned on Accumulated Cash from
                                                          Resulting Chp 11 Case
                                        -            40   Gain or (Loss) from Sale of Equipment
         (250)        (250)             -            41   U.S. Trustee Quarterly Fees                            (250)            -
                                        -            42
         (250)        (250)             -            43        Total Reorganization Items                        (250)            -
  (11,442,338)     (18,848)   (11,423,490)           44  Net Profit (Loss) Before Federal & State Taxes   (11,427,400)      (22,696)
                                        -            45   Federal & State Income Taxes
 ($11,442,338)  (18,848.00)  ($11,423,490)           46 Net Profit (Loss)                                ($11,427,400)   (22,696.00)

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

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

                        MID-POWER RESOURCE CORPORATION
                                   BK-S-10877
                       For the Month Ended March 31, 2003


STATEMENT OF OPERATIONS - VARIANCE EXPLANATIONS

Line 6 - Interest
Accrual of interest on notes receivable from Sunray. Quarterly accrual calculation.

Line 19 - Depreciation
Quarterly calculation of depreciation

Line 28 - Maintenance Expense
Minimal maintenance was performed during period.

Line 31 - Impairment Expense
An adjustment to book value for the Clear Creek property was made. See attached
8-K filed with the Securities and Exchange Commission dated April 21, 2003.

                                                          BALANCE SHEET
                                                     (General Business Case)
                                                  For the Month Ended 03/31/03

          Assets
                                                                                From Schedules             Market Value
         Current Assets
 1            Cash and cash equivalents - unrestricted                                                          19,949
 2            Cash and cash equivalents - restricted                                                                $0
 3            Accounts receivable (net)                                                A                       $32,203
 4            Inventory                                                                B                       $23,100
 5            Prepaid expenses                                                                                      $0
 6            Professional retainers                                                                                $0
 7            Other:
 8
 9                    Total Current Assets                                                                     $75,252
         Property and Equipment (Market Value)
10            Real property                                                            C                            $0
11            Machinery and equipment                                                  D                      $146,970
12            Furniture and fixtures                                                   D                            $0
13            Office equipment                                                         D                            $0
14            Leasehold improvements                                                   D                            $0
15            Vehicles                                                                 D                       $57,320
16            Other:                                                                   D
17                                                                                     D
18                                                                                     D
19                                                                                     D
20                                                                                     D
21                    Total Property and Equipment                                                            $204,290

         Other Assets
22            Loans to shareholders                                                                                  -
23            Loans to affiliates
24            Deposits with federal and state agencies                                                        $170,000
25            Investment in oil and gas partnerships and joint ventures           Footnote 1               $31,929,582
26            Investment in Sunray Petroleum at original cost                     Footnote 2                  $632,638
27            Notes and interest receivable from Sunray Petroleum                 Footnote 2                $1,671,884
28                    Total Other Assets                                                                   $34,404,104
29                    Total Assets                                                                         $34,683,646

    NOTE:

    See footnotes following this balance sheet.



                                                   Liabilities and Equity
                                                   (General Business Case)

    Liabilities From Schedules
         Post-Petition
              Current Liabilities
30                    Salaries and wages                                                                            $0
31                    Payroll taxes                                                                                 $0
32                    Real and personal property taxes                                                              $0
33                    Income taxes                                                                                  $0
34                    Sales taxes                                                                                   $0
35                    Notes payable (short term)                                                                    $0
36                    Accounts payable (trade)                                         A                        $4,923
37                    Real property lease arrearage                                                                 $0
38                    Personal property lease arrearage                                                             $0
39                    Accrued professional fees
40                    Current portion of long-term post-petition debt (due within 12 months)
41                    Other:      Note payable to Mid-Power Service Corp.                                        5,804
42                    Accrued U.S. Trustee fees                                                                    250
43
44                    Total Current Liabilities                                                                $10,977
45            Long-Term Post-Petition Debt, Net of Current Portion
46                    Total Post-Petition Liabilities                                                          $10,977

         Pre-Petition Liabilities (allowed amount)
47                    Secured claims                                                   F                       $62,837
48                    Priority unsecured claims                                        F                          $334

49                    General unsecured claims                                         F                    $4,007,370
50                    Total Pre-Petition Liabilities                                                        $4,070,540
51                    Total Liabilities                                                                     $4,081,517

    Equity (Deficit)
52            Retained Earnings/(Deficit) at time of filing                                                ($1,461,332)
53            Capital Stock
                 issued and outstanding                                                                             $1
54            Additional paid-in capital                                                                   $43,497,198
55            Cumulative profit/(loss) since filing of case                                               ($11,427,400)
56            Post-petition contributions/(distributions) or (draws)                                                $0
57
58            Market value adjustment                                                                          ($6,339)
59                    Total Equity (Deficit)                                                               $30,602,129
60  Total Liabilities and Equity (Deficit)                                                                 $34,683,646


                         Mid-Power Resource Corporation
                                  BK-S 03-10877
                         Footnotes to the Balance Sheet
                              As Of March 31, 2003

Footnote 1

As a result of findings made by Mid-Power subsequent to the purchase of the Clear Creek property, as reflected in Mid-Power's complaint against Edward Mike Davis, Mid-Power determined that the value recorded in the financial statements for the Clear Creek property should be impaired. Accordingly, based on continuing exploration and study of the property and the settlement agreement with Edward Mike Davis, Mid-Power has recorded an impairment expense of $11.4 million related to the Clear Creek property. This impairment expense will be recorded in the financial statements for the quarter ended March 31, 2003. As a result of this impairment, the remaining book value of the Clear Creek property will be approximately $28.8 million. In accordance with SFAS 144, Mid-Power will continue to analyze the recoverability of the Clear Creek property on an ongoing basis based on current facts and circumstances, results of future exploration, exploration potential and other relevant information. Management has determined that the fair market value for the Clear Creek property for purposes of this monthly operating report is equal to the remaining book value of $28.8 million. Management believes that Mid-Power Resource's other investments in oil and gas partnerships and joint ventures have not been impaired, and that their cost of $3.8 million represents market value as of March 31, 2003.

Footnote 2

Management's belief is that the original investment in Sunray Petroleum, a wholly-owned subsidiary, reflects the market value of this asset. In addition, it believes that the notes and interest receivable are fully recoverable. The application of generally accepted accounting procedures might provide different results.

                                                 SCHEDULES TO THE BALANCE SHEET
                                                     (General Business Case)
                                                           Schedule A
                                              Accounts Receivable and (Net) Payable


Receivables and Payables Agings                          Accounts Receivable      Accounts Payable          Past Due
                                                       [Pre and Post Petition]     [Post Petition]     Post Petition Debt
     0 -30 Days                                                                              4,923
     31-60 Days                                                         $9,500
     61-90 Days                                                         $9,540                                      $0
     91+ Days                                                          $13,163
     Total accounts receivable/payable                                 $32,203              $4,923
     Allowance for doubtful accounts
     Accounts receivable (net)                                         $32,203

                                                              Schedule B
                                                    Inventory/Cost of Goods Sold


Types and Amount of Inventory(ies)                                        Cost of Goods Sold
                                                 Inventory(ies)
                                                   Balance at
                                                  End of Month            Inventory Beginning of Month                     23100
                                                                          Add -
     Retail/Restaurants -                                                   Net purchase
       Product for resale                                                   Direct labor
                                                                            Manufacturing overhead
     Distribution -                                                         Freight in
       Products for resale                                                  Other:
     Manufacturer -
       Raw Materials
       Work-in-progress                                                   Less -
       Finished goods                                                       Inventory End of Month                       $23,100
                                                                            Shrinkage
     Other - Explain                                         $23,100        Personal Use
     Tubing
                                                                          Cost of Goods Sold                                  $0

         TOTAL                                               $23,100

     Method of Inventory Control                                          Inventory Valuation Methods
     Do you have a functioning perpetual inventory system?                Indicate by a checkmark method of inventory used.
                Yes [ ]       No  [X]

     How often do you take a complete physical inventory?                 Valuation methods -
                                                                              FIFO cost                                 X
       Weekly                                                                 LIFO cost
       Monthly                                                                Lower of cost or market
       Quarterly                                                              Retail method
       Semi-annually                                                          Other
       Annually                                                                 Explain

Date of last physical inventory was _________________________________
Date of next physical inventory is __________________________________

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
                                                           Schedule C
                                                          Real Property

Description                                                                           Cost                   Market Value

       Total                                                                                    $0                           $0

                                                            Schedule D
                                                    Other Depreciable Assets


Description                                                                           Cost                   Market Value
Machinery & Equipment -
       Gas and Oil Equipment, net of depreciation                                         $146,970                     $146,970


       Total                                                                              $146,970                     $146,970

Furniture & Fixtures -

       Total                                                                                    $0                           $0

Office Equipment -

       Total                                                                                    $0                           $0

Leasehold Improvements -

       Total                                                                                    $0                           $0

Vehicles -
       2001 GMC Sierra - 2, net of depreciation; market value = Kelley Blue Book           $63,671                      $57,320

       Total                                                                               $63,671                      $57,320

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
                                                              Schedule E
                                                      Aging of Post-Petition Taxes
                                              (As of End of the Current Reporting Period)

Taxes Payable                                      0-30 Days         31-60 Days         61-90 Days        91+ Days        Total
Federal
        Income Tax Withholding                                                                                               $0
        FICA - Employee                                                                                                      $0
        FICA - Employer                                                                                                      $0
        Unemployment (FUTA)                                                                                                  $0
        Income                                                                                                               $0
        Other (Attach List)                                                                                                  $0
Total Federal Taxes                                           $0                 $0                $0              $0        $0
State and Local
        Income Tax Withholding                                                                                               $0
        Unemployment (UT)                                                                                                    $0
        Disability Insurance (DI)                                                                                            $0
        Empl. Training Tax (ETT)                                                                                             $0
        Sales                                                                                                                $0
        Excise                                                                                                               $0
        Real property                                                                                                        $0
        Personal property                                                                                                    $0
        Income                                                                                                               $0
        Other (Attach List)                                                                                                  $0
Total State & Local Taxes                                     $0                 $0                $0              $0        $0
Total Taxes                                                   $0                 $0                $0              $0        $0


                                                               Schedule F
                                                        Pre-Petition Liabilities

List Total Claims For Each Classification -                                               Claimed           Allowed
                                                                                          Amount           Amount (b)
        Secured claims  (a)                                                                    62,837          62,837
        Priority claims other than taxes                                                         $334            $334
        Priority tax claims
        General unsecured claims                                                         4,007,369.84    4,007,369.84

        (a)     List total amount of claims even it under secured.
        (b)     Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed
                Amount and $3,000,000 as the Allowed Amount.


                                                      Schedule G
                                               Rental Income Information
                                       Not applicable to General Business Cases



                                                           Schedule H
                                          Recapitulation of Funds Held at End of Month


                                                   Account 1          Account 2         Account 3        Account 4
Bank                                           Wells Fargo
Account Type                                   Checking
Account No.                                    100-9350446
Account Purpose                                Checking
Balance, End of Month                                    $19,950
Total Funds on Hand for all Accounts                     $19,950


Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

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
                                                 STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                                               Increase/(Decrease) in Cash and Cash Equivalents
                                                       For the Month Ended    03/31/03


                                                                                              Actual                Cumulative
                                                                                           Current Month          (Case to Date)
     Cash Receipts
1           Rent/Leases Collected                                                                  $0                    $0
2           Cash Received from Sales                                                              $85                   $85
3           Interest Received                                                                      $0                    $0
4           Borrowings                                                                             $0                    $0
5           Funds from Shareholders, Partners, or Other Insiders                                 $284                  $284
6           Capital Contributions                                                                  $0                    $0
7                                                                                                                        $0
8                                                                                                                        $0
9                                                                                                                        $0
10                                                                                                                       $0
11                                                                                                                       $0
12               Total Cash Receipts                                                             $369                  $369

     Cash Disbursements
13          Payments for Inventory                                                                  0                     0
14          Selling                                                                                $0                    $0
15          Administrative                                                                       ($40)                 ($40)
16          Capital Expenditures                                                                   $0                    $0
17          Principal Payments on Debt                                                         $1,269                $1,269
18          Interest Paid                                                                        $480                  $480
            Rent/Lease:                                                                                                   0
19               Personal Property                                                                 $0                    $0
20               Real Property                                                                     $0                    $0

            Amount Paid to Owner(s)/Officer(s)                                                                            0
21               Salaries                                                                          $0                    $0
22               Draws                                                                             $0                    $0
23               Commissions/Royalties                                                             $0                    $0
24               Expense Reimbursements                                                            $0                    $0
25               Other                                                                             $0                    $0
26          Salaries/Commissions (less employee withholding)                                       $0                    $0
27          Management Fees                                                                        $0                    $0

            Taxes:                                                                                                       $0
28               Employee Withholding                                                              $0                    $0
29               Employer Payroll Taxes                                                            $0                    $0
30               Real Property Taxes                                                               $0                    $0
31               Other Taxes                                                                       $0                    $0
32          Other Cash Outflows:                                                                                         $0
33               Production Expenses                                                           $3,989                $3,989
34               Maintenance Expenses                                                            $284                  $284
35               Ordinary Course Professionals                                                     $0                    $0
36                                                                                                 $0                    $0
37                                                                                                  -                    $0

38               Total Cash Disbursements:                                                     $5,981                $5,981
39   Net Increase (Decrease) in Cash                                                          ($5,612)              ($5,612)
40   Cash Balance, Beginning of Period                                                        $25,562               $25,562
41   Cash Balance, End of Period                                                              $19,950               $19,950
